Exhibit 32.1
Certification pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     In connection with the Form 10-Q of Noven Pharmaceuticals, Inc. (“Noven”) for the quarter ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Brandt, President and Chief Executive Officer of Noven, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Noven.
/s/ Peter Brandt
Name: Peter Brandt
Title: President and Chief Executive Officer
Date: August 6, 2009